Baird Funds, Inc.


                           Baird Short-Term Bond Fund
                     Baird Intermediate Municipal Bond Fund
                           (collectively the "Funds")


                                 March 30, 2001

              Supplement to the Prospectus Dated September 26, 2000


Fund Currently Not Available to Investors

Please note that the Institutional Class nor the Investor Class of the Baird Short-Term Bond Fund is presently being offered to investors.